Arrowhead Research

CORPORATION

Arrowhead Research
CORPORATION

Exhibit 99.1

This presentation contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of
1995. These statements are based upon our current expectations and speak only as of the date hereof. Our actual results may differ materially and adversely from those expressed in any forward-looking statements as a result of various factors and uncertainties, including, without limitation, our developmental stage and limited operating history, our ability to successfully develop products, rapid technological change in our markets, demand for our future products, legislative, regulatory and competitive developments and general economic conditions. Our Annual Report on Form 10-K, recent and forthcoming Quarterly Reports on Form 10-Q, recent Current Reports on Forms
8-K and 8-K/A, and other SEC filings discuss some of the important risk factors that may affect our business, results of operations and financial condition. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.
Safe Harbor Statement

Arrowhead in the context of
Inspiration vs Pragmatism
Inspiration
(Innovation)
Pragmatism
(Operations)
Building Value follows a transition from focus on
inspiration to pragmatism or operations
•
Natural transition for a maturing company
Transition is underlined by the
current economic environment
Today’s primary
focus

2008 Was A Challenging Year
•
Implemented Revised Business Models for some subsidiaries
•
Lowered Cash Burn
•
Reduced Cost Structure
•
Consolidated of Management of Subsidiaries
•
CEOs of all subsidiaries are ARWR management

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Arrowhead Research
CORPORATION

Reducing Cost Structure Jan ‘08 Mar ‘08 Jun ‘08 Sept ‘08 Dec ‘08 Mar ‘09 Further reductions in process Arrowhead and Subsidiaries’ Head Count

2009 - We are Cautiously Optimistic
•
Further Reductions in Cost Structure
•
Extend Runway
•
Greater Focus on Nearer-term Unidym Opportunities
•
Calando Partnership Focus
•
Off-load burn
•
Retain upside potential
•
Generate License Revenues from Other Subsidiaries
•
Establish New and Further Leverage Existing Partnerships

2008:
•
Sold high-end proprietary CNT materials commercially
•
Actively sampled CNT films with multiple major touch panel
manufacturers
•
Strategic investment from Entegris
•
Customer that used CNTs for antistatic polymers
•
Development Agreement with Nippon Kayaku to integrate Unidym
CNTs films into solar cells
•
Demonstrated world’s first active matrix LCD screen using CNT films
•
Samsung demonstrated first-ever CNT-based electrophoretic display using Unidym’s films
•
Samsung demonstrated first-ever CNT-based color 14.3’ format electrophoretic display using Unidym’s films
•
Demonstrated CNT-based analog resistive touch panel
•
Strategic investment from Tokyo Electron

2009 Goals:
•
Continue to cut cost structure by focusing model
•
Leverage partnerships
•
Increase ARWR position in Unidym via stock transaction
•
Believe in the company
•
Significant downside potential in ARWR stock if Unidym fails, but only 51% of upside if Unidym succeeds
•
Exclusive supply contract for outsourced CNT production
•
Film channel partnership in Asia for touch panel market
•
Development agreement with a second major LCD manufacturer
•
Purchase order for film or ink for a commercial touch screen device

Calando
PHARMACEUTICALS

Arrowhead Research
CORPORATION

2008:
•
Began Phase I clinical trial for CALAA-01
•
We believe the first use of siRNA against cancer in humans
•
We believe the first clinical trial of systemic delivery of siRNA using a delivery vehicle
•
Launched Phase II clinical trial for IT-101 in Ovarian Cancer
2009 Goals:
•
Complete CALAA-01 Phase I
•
Thus far very well tolerated
•
Partner both the Cyclosert and RONDEL platforms
•
Limit future expenditures
•
Retain upside potential via possible milestone
payments and royalties

2008:
•
Partnership with Amberwave Systems
•
We believe they are well positioned and capitalized
to bring the technology to market
•
Eliminates all costs going forward
•
Retains upside potential via milestone payments
and royalties
2009 Goals:
•
Secure next milestone payment of $500k

2008:
•
Explored use of large fullerene patent position for:
•
MRI contrast agent
•
Treatment of macular degeneration
•
Ceased operational expenditures to create license model
•
Enable ARWR to capture upside potential of fullerene-
based therapeutics based on Tego IP via possible
milestone payments and royalties
•
Assume no costs associated with clinical trials
2009 Goals:
•
Establish partnership/license agreement

2008:
•
Launched to roll-up key IP for CNT-enabled supercapacitors
•
Leverage ARWR experience and knowledge in CNTs
•
Established corporate partnership for testing/development
•
Identified hybrid electric vehicles and inventory management on the power grid as key target markets
•
Began testing prototypes
•
Operates as a virtual company
2009 Goals:
•
No current operational costs
•
Compete for federal funds with corporate partner

Nanotope
The Next Regeneration

LEONARDO
BIOSYSTEMS

Arrowhead Research
CORPORATION

Minority Positions

Nanotope

The Next Regeneration

Arrowhead Research

CORPORATION

• Progress on focus areas of spinal cord regeneration and wound healing • New potential breakthrough in cartilage regeneration

LEONARDO BIOSYSTEMS

Arrowhead Research CORPORATION

•
Progress on multistage drug delivery platform
•
Ferrari receives $7mm Innovator award to support Leonardo-based work
•
New potential breakthrough in cancer diagnostics
Animal data suggest that the chips may be used to identify
responders versus non-responders to cancer therapies

Capital Sources discussed at
last earnings call
1. A single or series of partnerships for Calando
2. Direct investments into Calando from strategic and/or financial investors
3. Funded JDAs and partnerships for Unidym;
4. Revenue generated from Unidym sales;
5. License fees to Unidym;
6. Sale of Unidym’s bulk material business;
7. Direct investments into Unidym from strategic and/or financial investors
8. Sale of Tego;
9. Tego license fees; and
10. Continued scheduled pay-outs from the 2008 Aonex sale;

Tego BIO SCIENCES

AGONN SYSTEMS

AONEX

Calando PHARMACEUTICALS

Unidym

Nanotope The Next Regeneration

LEONARDO BIOSYSTEMS

Arrowhead Research CORPORATION

In process of partnering:
•
Expenses to decrease
•
Upside potential retained
•
Expenses to virtually zero
•
Upside potential retained
•
Reduced Costs
•
Anticipated increased
ARWR position
•
Near commercialization
•
Potentially breakthrough technologies
•
High growth markets
In Summary…